UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                 Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EMC Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following information is available at http://www.emc.com/corporate/investor-relations/index.htm:

Investor Relations

2015 Shareholder Proxy Information

The Annual Meeting of Shareholders will be held on Thursday, April 30, 2015, at 10:00 a.m. E.D.T. At the meeting you will vote on a number of important matters. Your vote is important.

Whether or not you plan to attend the meeting, please vote as soon as possible. Under NYSE rules, your broker will NOT be able to vote your shares on proposals 1, 3, 4 or 5 unless they receive specific instructions from you. We strongly encourage you to vote.

For shareholders who received the proxy materials by e-mail:
You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

For shareholders who received the proxy materials by mail:
You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

2015 Annual Shareholder Meeting Registration

EMC's 2015 Annual Meeting of Shareholders will be held on Thursday, April 30, 2015, at 10:00 a.m. E.D.T.

EMC is conducting electronic registration to attend EMC's annual shareholder meeting. If you are an EMC shareholder and plan to attend the meeting, you must register online at www.emc.com/annualmeeting2015 and complete the registration form. The deadline for registration is April 23, 2015.

All shareholders who attend the meeting will be required to present a valid government-issued picture identification, such as a driver's license or passport, and will be subject to security screenings.

EMC's Annual Meeting will be webcast. You may access the Annual Meeting live through our Investor Relations website the morning of the meeting. A replay will be made available within 24 hours.

Shareholders who come to the annual meeting, but have not registered electronically, will also be required to present verification of ownership of shares of our common stock, such as a bank or brokerage firm account statement, to attend the meeting.

Whether or not you plan to attend the meeting, please vote as soon as possible. Under NYSE rules, your broker will NOT be able to vote your shares on proposals 1, 3, 4 or 5 unless they receive specific instructions from you. We strongly encourage you to vote.

EMC reserves the right to inspect all persons and their property and to refuse admittance to any person. Check-in will begin at 9:00 a.m. E.D.T.